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                                FIRST EAGLE FUNDS

                             FIRST EAGLE GLOBAL FUND
                            FIRST EAGLE OVERSEAS FUND
                           FIRST EAGLE U.S. VALUE FUND
                              FIRST EAGLE GOLD FUND
                           FIRST EAGLE FUND OF AMERICA

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED JANUARY 14, 2005
                        TO PROSPECTUS DATED MARCH 1, 2004


         This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2004.

                                   The Adviser

         As of December 31, 2004, Jean-Marie Eveillard retired as Co-President and Co-Manager of the First Eagle Funds and Charles de Vaulx who had been Co-Manager with Mr. Eveillard became Manager as of January 1, 2005.

         Accordingly, the second paragraph of the section of the Prospectus headed The Adviser has been replaced and will now read in its entirety:

         Charles de Vaulx, Senior Vice President, of the Trust, is primarily responsible for the day-to-day management of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund. Mr. de Vaulx is an officer of the Adviser and was formerly associated with Societe Generale Asset Management Corp. since 1987. Mr. de Vaulx has been a Portfolio Manager of the Global Fund, Overseas Fund and the Gold Fund since December 1999 (Associate Portfolio Manager since December 1996) and the U.S. Value Fund since its inception. Mr. de Vaulx is supported in his duties by a team of research analysts employed by the Adviser.

         All other references in the prospectus to Portfolio Management of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund should be read as modified consistent with the foregoing disclosure.

                 Distribution and Shareholder Services Expenses

         The last two paragraphs of the section of the Prospectus headed Distribution and Shareholder Services Expenses have been replaced and will now read in their entirety:





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         Certain broker-dealers or other third-parties hold their accounts in
         "street name" and perform the services normally handled by DST Systems, Inc. ("DST"), the Funds' transfer agent - e.g., client statements, tax reporting, order-processing and client relations. As a result, they charge the Funds for these services. Sub-transfer agency fees paid by the Funds are in aggregate not more than what otherwise would have been paid to DST for the same services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to First Eagle Funds shareholders serviced by the relevant party. (Although the payments cover services received, the Funds and/or the Distributor may be required to obtain and pay for such services as a condition of distribution, and as noted, they may in part be calculated by reference to assets raised or maintained.)

         Any portion of the sub-transfer agency fees that exceed the costs of similar services provided by DST, or any other payment requirement of a broker-dealer or other such third-party, is paid by the Distributor out of its own resources. The Distributor also pays from its own resources for travel and similar expenses incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or the Distributor also may be requested to, and/or make, payments to or on behalf of brokers or their representatives for other types of events and may provide certain small gifts and/or entertainment as permitted by applicable rules. In certain cases, the Distributor or its affiliates also have made and may make payments from their own resources in support of a third party's efforts in selling Fund shares or otherwise bringing the Funds to the attention of prospective investors, and this is in addition to any Rule 12b-1 payments described above. Generally, any such additional payments will have been requested by the party receiving them (often as a condition of distribution). A prospective investor with questions regarding these arrangements may obtain more details by contacting his or her broker representative or other financial intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds not making payments of this nature.

 Public Offering Price of Class A Shares -- * Class A Contingent Sales Charge -
                 Global Fund, Overseas Fund and U.S. Value Fund

         The references in this section of the Prospectus (which begins at the bottom of page 33 and ends in the middle of page 35) to commissions paid by the Distributor to dealers of record are clarified to refer to "finder's fee commissions".

                                     * * * *

         The information contained in this Supplement modifies (and if inconsistent, replaces) the Prospectus dated March 1, 2004.


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